SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

                              [Amendment No. ____]

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|_|  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                          Advanced Nutraceuticals, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                                 Not Applicable
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

                          ADVANCED NUTRACEUTICALS, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


To the Shareholders:

     The annual meeting of shareholders of Advanced Nutraceuticals, Inc. (the "Company"), will be held at 2:00 P.M., local time, on February 24, 2003, at 1660 Lincoln Street, Suite 1900, Denver, Colorado, for the following purpose:

     1.   To elect five  directors  to serve  one-year  terms ending in the year
          2004;

     2.   To approve the 1995 Stock Option Plan, as amended; and

     3. To transact any other business that may properly be discussed at the meeting or at any subsequent meeting if the annual meeting has to be postponed or adjourned.

     You may vote if you are a shareholder of record on December 26, 2002. A list of shareholders entitled to vote at the annual meeting will be available for inspection by shareholders of record during business hours at the principal offices of the Company during the ten day period prior to the annual meeting and will also be available at the annual meeting.

     Your Board of Directors unanimously recommends that you vote to adopt the above proposals, which are described in detail in the accompanying Proxy Statement.

     It is important your shares be represented and voted at the annual meeting. The management of the Company hopes that you will be able to attend the annual meeting in person. If you are unable to attend, please vote by marking, signing, dating and promptly returning the enclosed proxy in the enclosed reply envelope. If your shares are held in "street name" by your broker or other nominee, only that holder can vote your shares. You should follow the directions provided by them regarding how to instruct them to vote your shares.

                                             By Order Of the Board of Directors:



January 8, 2003                              Jeffrey G. McGonegal
                                             Secretary

                          ADVANCED NUTRACEUTICALS, INC.
                           106 S. UNIVERSITY BLVD. #14
                                DENVER, CO 80209

                                 PROXY STATEMENT

                      GENERAL INFORMATION FOR SHAREHOLDERS

     We are mailing this proxy statement to you, on or about January 15, 2003. Together with this document, we are also sending to you a notice of the annual meeting and a form of proxy that our Board is soliciting for use at the annual meeting. The annual meeting of shareholders will be held on February 24, 2003 at 2:00 p.m., local time. Your vote is very important.

Who Can Vote
------------

     Record holders of the common stock on December 26, 2002 may vote at the annual meeting. On the record date, there were 4,992,789 shares of common stock outstanding.

How To Vote
-----------

     You are entitled to cast one vote for each share of common stock you own on the record date. Shares represented by a proxy marked "abstain" on any matter will be considered present at the annual meeting for purposes of determining a quorum and for purposes of calculating the vote, but will not be considered to have voted in favor of the proposal. Therefore, any proxy marked "abstain" will have the effect of a vote against the matter.

     The shares represented by a proxy as to which there is a "broker non-vote" (for example, where a broker does not have discretionary authority to vote the shares), or a proxy in which authority to vote for any matter considered is withheld, will be considered present at the annual meeting for purposes of determining a quorum, but will have no effect on the vote.

     All shares that have been properly voted and not revoked will be voted at the annual meeting in accordance with your instructions. If you sign your proxy, but do not give voting instructions, the shares represented by that proxy will be voted as recommended by our Board.

     If any other matters are properly presented at the annual meeting for consideration, the persons named in the enclosed proxy will have the discretion to vote on those matters for you. At the date this proxy statement went to press, we do not know of any other matter to be raised at the annual meeting.

Vote Required
-------------

     The vote required for each proposal is set forth in the discussion of each proposal under the caption entitled, "Vote Required."

Costs Of Solicitation
---------------------

     We will pay for preparing, printing and mailing this proxy statement. Our regular employees or other representatives without additional compensation by us may solicit proxies personally or by telephone. We will reimburse banks, brokers and other custodians, nominees and fiduciaries for their costs of sending the proxy materials to beneficial owners.

                        PROPOSAL 1: ELECTION OF DIRECTORS

     The current members of the Board of Directors are F. Wayne Ballenger, M. F. Florence, Randall D. Humphreys, Gregory Pusey and Pailla M. Reddy. Each of the current directors has been nominated for election to the Board of Directors to serve for a term of one year until the next annual meeting of shareholders or until his successor is elected and qualified. If any nominee is unable to serve as a director at the time of the annual meeting, your proxy will be voted for the election of another person the Board may nominate in his or her place, unless you indicate otherwise.

Vote Required
-------------

     The five candidates having the highest number of votes cast in favor of their election will be elected to the Board of Directors.

     The Board of Directors recommends a vote for the election of these nominees for election as directors.

Information About The Nominees To The Board Of Directors
--------------------------------------------------------

     Please review the following information about the nominees for election to the Board of Directors.

     F. Wayne Ballenger, age 55, has served in various financial consulting capacities since 2000. He served as President of First Commercial Capital from 1995 to 2000. He has also served as President of Puncture Guard LLC since December 1994. From March 1992 to December 1994, he served as director of sales and marketing for Petrolon, Inc., a multi-level marketing organization. Immediately prior thereto, he served as a vice president of Southwest Bank of Texas with commercial lending responsibilities. Mr. Ballenger received a B.B.A. degree from the University of the South in 1968. Mr. Ballenger became a director of the Company in November 1995.

     M. F. Florence, age 65, has served as President of Sherfam Inc. since 1989. Sherfam Inc. is a holding company, principally of pharmaceutical companies and is the parent of Shermfin Corp., which is a principal shareholder of the Company. From 1958 to 1989, Mr. Florence was associated with the firm of Wm. Eisenberg & Co., a firm of chartered accountants in Canada. He served as a partner of the firm from 1964 to 1989. Mr. Florence received a Bachelor of Commerce degree from the University of Toronto. He is the recipient of a Chartered Accountant degree from the Institute of Chartered Accountants of Ontario. Mr. Florence is President of Citadel Gold Mines, Inc. Mr. Florence has served as a director of the Company since 1994.

     Randall D. Humphreys, age 46, is Chairman and Managing Director of Glenwood Capital, LLC. From 1997 to 2001 he was the Chairman and Managing Director of Enterprise Merchant Banc, L.L.C. During 1997 he led the diversification effort of St. Joseph Light and Power, a New York Stock Exchange listed utility. During 1996 he served as a financial consultant. From 1986 through 1995, Mr. Humphreys served as the Senior Operations Officer of Brierly Investments Limited. In addition, Mr. Humphreys currently serves on the Board of Directors of the following companies: Enterbank Holdings, Inc., Acousti Seal Corporation, Permalock Corporation, GSC Industries, and Mirror Image Holdings, Inc. Mr.
Humphreys is a graduate of Kansas State University. Mr. Humphreys became a director of the Company in June 2001.

     Gregory Pusey, age 50, has served as Chairman of the Board of Directors of the Company since November 1999. Mr. Pusey served as an officer and director of the company formerly known as Advanced Nutraceuticals, Inc. ("Old ANI") since December 1997. Old ANI was acquired by the Company in November 1999. He has served both as President of Livingston Capital, Ltd. and President of the general partner of Graystone Capital, Ltd., venture capital firms, since 1987. From 1986 to 1994, he served as a consultant to the Company and from 1994 to 1998, he served as a director and consultant to the Company. Since 1988, Mr. Pusey has been the President and a director of Cambridge Holdings, Ltd., a publicly held real estate development firm. Mr. Pusey also serves as a director of AspenBio, Inc. and A4S Technologies, Inc. Mr. Pusey graduated summa cum laude from Boston College with a B.S. degree in finance in 1974.

     Pailla M. Reddy, age 42, is currently Chairman of the Board of Directors, Chief Executive Officer and President of Bactolac Pharmaceutical Inc. Bactolac was acquired by us in November 1999. Dr. Reddy founded Bactolac and has served as an officer and director of Bactolac, since 1995. From 1991 to 1995, he was production manager for Max Pharmaceutical, Inc. From 1983 to 1991, Dr. Reddy held various positions with Wellcome Pharmaceuticals Ltd., including research chemist and production manager. Dr. Reddy received a B.Sc. degree in chemistry from Osmania University in India, and M.Sc. and Ph.D. degrees in organic chemistry from Kanpur University in India. Dr. Reddy became a director of the Company in 1999.

Officers

     Our Board has elected the following executive officer who is not a member of the Board. It is expected that the Board will elect officers annually following each annual meeting of Shareholders.

     Jeffrey G. McGonegal, age 51, became Senior Vice President - Finance of the Company in February 2000. Mr. McGonegal also serves as Secretary of the Company and is President of ANI Pharmaceuticals, Inc. ("ANIP"). Since 1997, Mr. McGonegal has served as Managing Director of McGonegal and Co., a company engaged in providing accounting and business consulting services. Mr. McGonegal served as a consultant to us in connection with the acquisitions we made in 1999. From 1974 to 1997, Mr. McGonegal was an accountant with BDO Seidman LLP. While at BDO Seidman LLP, Mr. McGonegal served as managing partner of the Denver, Colorado office. Mr. McGonegal is a member of the board of directors of The Rockies Venture Club, Inc. and Colorado Venture Centers, Inc. He received a B.A. degree in accounting from Florida State University.

     Relevant Business Relationships And Related Transactions

     In March 1995, we entered into an agreement with Shermfin Corp. regarding conversion to common stock of debt owned by us to Shermfin Corp. We agreed with Shermfin Corp. that, for so long as Shermfin Corp. owns 10% or more of our outstanding common stock, Shermfin Corp. would be entitled to designate one person to serve as a member of our Board of Directors. Shermfin Corp. designated
M. F. Florence to serve on the Board.

     Bactolac, headquartered in Hauppauge, New York, conducts its operations in a facility leased from an affiliate of its President, Pailla M. Reddy, comprising approximately 32,700 square feet. Bactolac's current monthly rental is approximately $30,000, of which $6,000 pertains to improvements made by Dr. Reddy's affiliate, that escalates over the term remaining on the lease which expires in May 2005. Bactolac has two five-year renewal options and a purchase option on the facility.

     During July 2001, we negotiated a settlement of the $500,000 purchase notes and accrued interest payable to Allan I. Sirkin and Neil Sirkin issued in connection with our acquisition of ASHCO. The balance then outstanding including interest, totaled $556,191, which was settled in full with a payment of $435,000, resulting in a gain of $121,191. Allan I. Sirkin also agreed at that time to void the remainder of his employment contract and retire from the Company. Neil Sirkin is currently the Vice President of Contract Sales of ANIP. He resigned his position as a director of the Company in August 2002.

     During September 2001, our Board approved a bonus of 103,000 shares of Common Stock, payable to Dr. Reddy, for his achievements. The shares were issued subsequent to year-end. These shares are in addition to the shares issued to Dr. Reddy pursuant to the earnest agreement we made with him in connection with our purchase of Bactolac in November 1999.

     During November 2001, Bactolac and Dr. Reddy entered into a new two-year employment agreement. In addition to a base annual salary of $250,000, and performance bonus features, the agreement contains customary confidentiality and benefit provisions.

     During November 2001, an agreement was entered into with Dr. Reddy to extend the principal and interest payment otherwise due on November 17, 2001, resulting from our November 1999 purchase of Bactolac, for one year. As part of the agreement, we agreed to a conversion option on $1,000,000 of the deferred principal, plus interest at the rate of 7% per annum, to allow the holder to convert such amounts into shares of our Common Stock at the rate of $1.00 per share, during the extension period.

     During January 2002, we borrowed $250,000 from Cambridge Holdings, Ltd., and made a note with 7% interest, payable principal and interest in one year. The note provided for conversion at the option of the holder into shares of our Common Stock at $1.00 per share. We also issued a warrant to allow Cambridge to acquire 50,000 shares of our Common Stock at $1.00 per share, through June 2004. Greg Pusey and Jeff McGonegal, officers of the Company, are also officers and directors of Cambridge.

     During July 2002, we borrowed $175,000 from Glenwood Capital Partners I, LP, a partnership managed by Randall D. Humphreys, a director of the Company. The 7% note matures in one year, and is convertible at the option of the holder into shares of our Common Stock at $1.00 per share. We also issued a warrant to allow Glenwood to acquire 35,000 shares of our Common Stock at $1.00 per share through January 2005, and agreed to issue up to a maximum of 178,114 shares of our Common Stock if certain pre-tax earnings of our ANIP subsidiary were achieved. In connection with the September 2002, conversion of this debt discussed below, this earn out right was terminated.

     In order to improve our liquidity during September 2002, agreements were finalized with Dr. Reddy, Cambridge Holdings, Ltd. and Glenwood Capital Partners I, LP, to convert the total amounts accrued interest due on these convertible obligations (all but the remaining $500,000 due to Dr. Reddy) into 2,840,800 shares of our common stock. The agreed upon conversion rate was $0.55 per share, which at the time represented approximately a 20% premium over the trading price of the stock. Each of the loan transactions with Dr. Reddy, Cambridge Holdings, Ltd. and Glenwood Capital Partners I, LP, were approved by a disinterested Board and the Board believes that the terms are at least as favorable as could have been obtained from an unaffiliated party.

Compliance With Section 16(a) Reporting Requirements

     Based solely on our review of copies of Section 16(a) reports filed by officers, directors and greater than 10% shareholders with the Securities and Exchange Commission, which have been received by us and written representations from these persons that no other reports were required for those persons, we believe that all filing requirements applicable to those persons were complied with for the fiscal year ended September 30, 2002.

Board of Directors Meetings  and Committees

     Our Board held ten meetings in person or by consent during the fiscal year ended September 30, 2002. None of the incumbent directors attended fewer than 75% of the aggregate number of meetings of the Board of Directors and the Committees on which they served that were held during the period that they served.

     Our Board has two standing committees, the audit committee and the compensation committee. M.F. Florence, F. Wayne Ballenger and Randall D. Humphreys serve as the three members of the audit committee. During the fiscal year ended September 30, 2002, the audit committee held four meetings. The primary functions of the audit committee are to review the scope and results of audits by our independent certified public accountants, internal accounting controls, non-audit services performed by the independent accountants and the cost of accounting services. F. Wayne Ballenger and M.F. Florence served as the two members of the compensation committee. During the fiscal year ended September 30, 2002, the compensation committee held one meeting. The compensation committee reviews stock option and other compensation policies and programs.

Audit Committee Report

     The Audit Committee of our Board consists entirely of non-employee directors who are independent. Members of the Committee are required to have a basic understanding of finance and accounting and to be able to read and understand fundamental financial statements. A copy of the Charter of the Audit Committee was attached to the proxy statement for our annual meeting of shareholders held on May 31, 2001.

     Management is responsible for the Company's internal controls and the financial reporting process. The independent certified public accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and issuing a report thereon. The Committee's responsibility is to monitor and oversee these processes.

     With respect to the Company's audited financial statements for the Company's fiscal year ended September 30, 2002, management of the Company represented to the Committee that the financial statements were prepared in accordance with accounting principles generally accepted in the United States of America and the Committee has reviewed and discussed those financial statement with management. The Audit Committee has also discussed with Grant Thornton LLP, the Company's independent certified public accountants, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees) as modified or supplemented.

     The Audit Committee has received the written disclosures from Grant Thornton LLP required by Independent Standards Board Standard No. 1 (Independent Standards Board Standard No. 1, Independent Discussions With Audit Committees), as modified or supplemented, and has discussed the independence of Grant Thornton LLP with members of that firm on tape. In doing so, the Audit Committee considered whether the non-audit services provided by Grant Thornton LLP were compatible with its independence.

     Based on the review and discussions referred to above, the Audit Committee recommended to the Company's Board of Directors that the audited annual statements for the fiscal year ended September 30, 2002 be included in the Company's Annual Report on Form 10-K for that year.

Audit Fees
----------

     The aggregate fees billed for professional services rendered by Grant Thornton LLP for the audit of ANI's annual financial statements for the fiscal year ended September 30, 2002 and the reviews of the financial statements included in ANI's quarterly reports on Form 10-Q for that fiscal year were $114,974.

Financial Information Systems Design and Implementation Fees
------------------------------------------------------------

     The  aggregate  fees  billed  for   professional   services  for  financial
information systems design or implementation by Grant Thornton LLP during the fiscal year ended September 30, 2002 was $0.

All Other Fees
--------------

     The aggregate fees billed for services rendered by Grant Thornton LLP, including out-of-pocket expenses, other than the services covered in the two preceding sections, for the fiscal year ended September 30, 2002 were $44,478, primarily for tax related professional services ($35,700), and 401(K) plan audit ($8,778).

Compensation Committee Report

     The compensation committee (the "Committee") of the Board has been established by the Board to periodically review the compensation philosophy for our executives, and to recommend to the Board compensation packages for our executives. The Committee also reviews and recommends to the Board any additions to or revisions of our stock option plans. The Committee consists exclusively of non-employee directors, appointed by resolution of the entire Board.

     The Committee's objective is to set executive  compensation at levels which
(i) are fair and reasonable to the shareholders, (ii) link executive compensation to long-term and short-term interest of the shareholders, and (iii) are sufficient to attract, motivate and retain outstanding individuals for executive positions.

     Fairness to the shareholders is balanced with the need to attract, retain and motivate outstanding individuals by comparing our executive compensation with the compensation of executives at other companies. The Committee's overall goal is to achieve strong performance by the Company and its executives by affording the executives the opportunity to be rewarded for strong performance. The Committee attempts to provide both short-term and long-term incentive pay. To accomplish its objectives, the Committee has structured the executive compensation program with three primary components. These primary components are base salary, annual incentives, and long-term incentives.

     In late 1999, we finalized acquisitions of three companies. In connection with those acquisitions, we entered into employment agreements with the officers of those companies, Gregory Pusey, Barry Loder, Pailla Reddy, Neil Sirkin and Allan Sirkin, to continue serving as officers.

     As a result of our worsening financial condition, David Bertrand and Jana Mitcham (who were officers of Nutrition For Life International, Inc. ("NFLI"), a subsidiary which was sold by us in June 2001), Mr. Pusey and Mr. Loder, as well as Jeff McGonegal, our Senior Vice President of Finance, agreed in 2001 to terminate their respective employment agreements or arrangements and to substantial reductions in their salaries.

     The Committee periodically reviews executive salaries. In addition to the external competitive compensation market, base salary levels reflect each officer's performance over time and each individual's role in the Company. Consequently, employees with higher levels of sustained performance over time and/or employees assuming greater responsibilities will typically be paid correspondingly higher salaries. Individual performance criteria used to assess performance include leadership, professionalism, initiative and dependability. However, individual performance assessments are made qualitatively and in total, and no specific weightings are attached to these performance indicators, nor is a formula utilized in determining appropriate salary increases or salary levels. Information regarding salary levels is included in the Executive Compensation Table.

     The Committee periodically reviews the performance of executive officers to determine whether bonuses should be paid to those persons. The Committee has not established specific performance measures for determining the award of bonuses. The Committee believes that bonuses should be provided to reward key employees based on Company and individual performance and to provide competitive cash compensation opportunities to the Company's executives. During June 2001, following the closing of the sale of NFLI, bonuses of $75,000, $50,000 and $30,000 were paid to Messrs. Bertrand, Pusey and McGonegal, respectively. In
September 2001, a bonus of 103,000 shares of our common stock (valued at $97,850) was approved for Dr. Reddy, and the shares were issued subsequent to the fiscal year-end.

     Our stock option plans are designed to focus executive efforts on our long-term goals and to maximize total return to our shareholders. The Committee believes that stock options advance the interests of employees and shareholders by providing value to the executives through stock price appreciation only.
Options terminate if the employee's employment with us is terminated. All options awarded must have an exercise price of at least 100% of fair market value on the date of grant.

     The exact number of shares actually granted to a particular participant reflects both the participant's performance and role in the Company, as well as our financial success, and our future business plans. All of these factors are assessed subjectively and are not weighted. In determining each grant, the Committee also considers the number of stock options which are outstanding, and the total number of options to be awarded.

     In making grants during the fiscal year ended September 30, 2002, the Committee also considered the number of outstanding options previously granted to each officer. The Committee believes that its awards were consistent with our compensation philosophy to increase the emphasis placed on long-term incentives and to be competitive in its total compensation program.

     Under Section 162(m) of the Internal Revenue Code of 1986, as amended, public companies are precluded from receiving a tax deduction on compensation paid to executive officers in excess of $1,000,000, unless the compensation is excluded from the $1,000,000 limit as a result of being classified performance-based. At this time, our executive officers cash compensation levels do not exceed the payment limit and will most likely not be affected by the regulations in the near future. Nonetheless, the Committee intends to review its executive pay plans over time in light of these regulations.

                                                          COMPENSATION COMMITTEE

                                                          F. Wayne Ballenger
                                                          M. F. Florence

Directors Compensation

     Effective in November 2001, our policy is to pay directors who are not employees of the Company $12,000 per year. Prior to November 2001, directors received $18,000 per year, $400 for each Board meeting attended, and $200 for each committee meeting of the Board attended. Directors who are also employees of the Company receive no additional compensation for serving as directors. We reimburse our directors for expenses incurred for attendance at meetings of the Board.

     During the fiscal year ended September 30, 2001, we granted options to purchase 12,500 shares of Common Stock at a price of $1.16 per share to F. Wayne Ballenger, 12,500 shares of Common Stock at a price of $1.16 per share to M.F. Florence, and 12,500 shares of Common Stock at a price of $1.26 per share to Randall D. Humphreys. During the fiscal year ended September 30, 2002, we granted options to each of these non-employee directors to purchase 10,000 shares of Common Stock at a price of $.46 per share. The option grants were made pursuant to the Company's 1995 Stock Option Plan, as amended. Each option will expire ten years from the date of grant, except that an option will expire, if not exercised, 30 days after the optionee ceases to be a consultant to the Company. Each grant was made at an expense price equivalent to the trading price of the Common Stock at the date of grant.

Executive Compensation

     The following table sets forth certain information regarding compensation paid by us to the chief executive officer and each of the other executive officers of the Company (the "named executive officers") during the fiscal years ended September 30, 2000, 2001 and 2002.

Summary Compensation Table

                                              ANNUAL COMPENSATION                   AWARDS                       PAYOUTS
                                              --------------------                  -------                      -------
                                                                   Other Annual                                            All other
                                             Salary                   Compen-       Restricted                    LTIP      Compen-
Name and Principal Position       Year         ($)       Bonus        sation      Stock Awards   Options/SARs   Payouts     sation
----------------------------      ----       -------    -------     ----------      -----------   ------------   -------   ---------
Greg Pusey (1)
President, Chief
Executive Officer and             2000       $94,769    $     -     $        -            -         12,500            -    $     -
Chairman of the Board             2001        88,696     50,000              -            -         62,500            -          -
of Directors of ANI               2002       101,122                                                75,000

David P. Bertrand (2)
Former Vice Chairman              2000       241,703          -              -            -         25,901            -       6,744
of the Board of                   2001        96,769     75,000              -            -             -             -       2,810
Directors of ANI;                 2002             -
President Chief
Executive Officer of
NFLI

Jana Mitcham (2)
Former Executive Vice             2000       242,143          -              -            -         25,901            -       5,184
President and Secretary;          2001        96,846          -              -            -              -            -       2,160
Secretary of NFLI                 2002             -

Jeffrey G. McGonegal(3)
Senior Vice President             2000        56,558          -              -            -         25,000            -           -
of Finance of ANI and             2001        99,712     30,000              -            -         75,000            -           -
President of ANIP                 2002       134,776                                                75,000
John R. Brown, Jr. (3)
Former Vice President             2000       109,899          -              -            -          5,500            -           -
Finance,                          2001       107,048          -              -            -          6,250            -           -
Assistant Secretary and           2002        70,004
Treasurer of ANI

David O. Rodrigue(4)
Former Vice President and         2000       120,295          -              -            -          8,750            -           -
Chief Financial Officer of        2001             -          -              -            -              -            -           -
ANI and NFLI                      2002             -

Pailla Reddy (1) (5)
President, Chief Executive        2000       218,750          -              -            -              -            -           -
Officer  and  Chairman of the     2001       221,795          -              -      103,000         75,000            -           -
Board of Directors of             2002       242,298                                               100,000
Bactolac

Neil Sirkin (1)
Vice President of ANIP            2000       125,000          -              -            -              -            -           -
                                  2001       138,470          -              -       30,000              -            -           -
                                  2002       155,779                                                20,000

----------------

(1) Messrs. Pusey, McGonegal, Reddy and Sirkin became officers during the first quarter of the fiscal year ended September 30, 2000.

(2) As a result of the completion of the sale of NFLI to Everest Group Holdings, Inc. Mr. Bertrand and Ms. Mitcham declined to stand for re-election at the Company's 2001 annual meeting.

(3)  Mr. Brown resigned from the Company in June 2002.

(4)  Mr. Rodrigue resigned from the Company in September 2000.

(5) The Company has obtained a life insurance policy on Dr. Reddy. The benefit amount of $7,000,000 constitutes "key-man" insurance and is payable to the Company.

(6) Mr. Sirkin resigned as a Director of the Company in August 2002, but continues to serve as Vice President of ANIP.

Employment Agreements

     In connection with the acquisition of Bactolac in 1999, we entered into a two year employment agreement with Dr. Pailla Reddy, the President of Bactolac. In November 2001 a new two year agreement was signed. Dr. Reddy currently receives an annual salary of $250,000 and may receive a performance bonus at our discretion. He is also entitled to continued use of the vehicle that is leased by Bactolac.

     In connection with the acquisition of Ash Corp. through Bactolac in 1999, Bactolac entered into three-year employment agreements with Neil S. Sirkin and his father, Allan I. Sirkin. Both individuals receive an annual salary of $150,000 and were subject to a performance bonus at the Company's discretion. During July 2001, Allan I. Sirkin agreed to the termination of his employment agreement.

Equity Compensation Plan Information

     The following table gives information about our common stock that may be issued upon the exercise of options under all of our existing equity compensation plans as of December 5, 2002. We have options outstanding under three plans, our 1995 Stock Option Plan and 1995 Non-Discretionary Stock Option Plan for non-employee directors of the Company. The Non-Discretionary Stock Option Plan was terminated in October 1999, and no additional options will be granted under that Plan.

                                                                            (c) Number of
                                                                             Securities
                                                                              Remaining
                                                                            Available for
                                                                           Future Issuance
                                 (a) Number of          (b) Weighted        Under Equity
                                Securities to be      Average Exercise   Compensation Plans
                              Issued Upon Exercise        Price of           (Excluding
                                 of Outstanding         Outstanding          Securities       (d) Total of Securities
                             Options, Warrants and   Options, Warrants      Reflected in        Reflected in Columns
       Plan Category                 Rights              and Rights          Column (a))            (a) and (c)
       -------------         ----------------------   -----------------      -----------            -----------
Equity Compensation Plans
Approved by Shareowners

                                  974,669                   $ 2.09             51,000                 1,025,669

Equity Compensation Plans
Not Approved  by
Shareowners
                                     None                       --                 --                        --
TOTAL                             974,669                   $ 2.09             51,000                 1,025,669
                                  =======                   ======             ======                 =========

Option Grants in Fiscal Year Ended September 30, 2002

     The following table sets forth information with respect to stock option grants to the named executive officers during the fiscal year ended September 30, 2002:


                                                                                        Potential Realizable Value at
                                                                                           Assumed Annual Rates of
                                                                                           Stock Price Appreciation
                                  Individual Grants                                             For Option Term
------------------------------------------------------------------------------------    ------------------------------

                                          Percent of
                            Number of     Total
                            Securities    options/SARs
         Name               underlying    granted to        Exercise or
                           Options/SARs   employees in      base price    Expiration         5% ($)         10% ($)
                           granted (#)     fiscal year         ($/Sh)         date
--------------------       -------------  -------------     -----------   -----------       --------       ---------
Greg Pusey                     75,000            18.3%           $.506    9/11/07            $7,750         $18,825
Jeffrey McGonegal              75,000            18.3%           $.46     9/11/12            22,500          56,250
Pailla Reddy                  100,000            24.4%           $.506    9/11/07             9,900          25,100
Neil Sirkin                    20,000             4.9%           $.46     9/11/12             6,000          15,000

Option Exercises and Year-End Values

     The following table shows option exercises by the named executive officers during the fiscal year ended September 30, 2002 and the number and value of unexercised options at September 30, 2002.

                                                                                                     Value of
                                Number of                              Number of                   Unexercised
                              Shares Under-        Value          Unexercised Options              In-the-Money
           Name               Lying Options       Realized          At Year End (#)                 Options at
                              Exercised (#)         ($)              Exercisable/                  Year End ($)
                                                                     Unexercisable                 Exercisable/
                                                                                                 Unexercisable(1)
--------------------          --------------     ---------       ---------------------           ----------------
Greg Pusey                          0                0              25,000/150,000                     0/0
Jeffrey McGonegal                   0                0              33,335/141,665                    0/$750
Pailla Reddy                        0                0              25,000/150,000                     0/0
Neil Sirkin                         0                0               10,000/40,000                    0/$200
--------------------

(1) Based on the price of the common stock of $ .47 on September 30, 2002 as reported by The Nasdaq Stock Market.

Corporate Performance Graph

     The following graph compares the yearly cumulative return on the Company's common stock since September 30, 1997, with that of the Index for The Nasdaq Stock Market (U.S. Companies), the S&P Smallcap 600, Old Peer Group (peer group until September 30, 2001) which includes the following companies: Del Laboratories, HiTech, Natrol, Natural Alternatives, Inc., and Nutraceuticals, Inc., and New Peer Group (post-October 1, 2001) which excludes Natrol from the group but adds Chattem, Inc. and Perrigo Co.

                         [[ Graphic - Comparison Graph]]


                                           Total Return to Stockholders
                                       (Assumes $100 Investment on 9/30/97)

      Total Return Analysis           9/30/1998       9/30/1999     09/30/2000     09/30/2001      9/30/2002
      ---------------------           ---------       ---------     ----------     ----------      ---------
Advanced Nutraceuticals, Inc.           $37.87           $30.77        $10.26           $3.00         $1.50
Old Peer Group                          $79.47           $54.92        $33.99          $44.75        $61.64
New Peer Group                          $66.59           $52.35        $39.79          $76.90        $78.55
Nasdaq Composite (US)                  $101.58          $165.95       $220.33          $90.05        $70.44
S & P Smallcap 600                      $81.33           $95.59       $118.70         $106.10       $104.20

Source:  Zacks Investment Research www.zacks.com (800) 767-3771.

           PROPOSAL 2: APPROVAL OF AMENDMENT TO 1995 STOCK OPTION PLAN

     You are asked to consider an amendment of our 1995 Stock Option Plan. The following is a summary of the proposed amended 1995 Stock Option Plan.

Vote Required

     The affirmative vote of a majority of the outstanding shares of common stock entitled to vote at the annual meeting is required for approval of the Plan.

       The Board of Directors recommends a vote FOR amendment of the Plan.
       -------------------------------------------------------------------

Purpose

     The purpose of the Plan is to promote the interests of the Company and its shareholders by:

*    Attracting and retaining key employees;

* Providing participants a significant stake in the performance of the Company; and

* Providing an opportunity for participants to increase their holdings of common stock.

Administration

     The Plan is administered by the option committee. The option committee consists of the Board or a committee of the Board, as the Board may from time to time designate, composed of not less than two members of the Board, each of whom shall be a director who is not employed by the Company. The option committee currently consists of the full Board. The option committee has the authority to select employees and consultants to receive awards, to determine the number of shares of common stock covered by awards, and to set the terms and conditions of awards. The option committee has the authority to establish rules for the administration of the Plan, and its determinations and interpretations are binding.

Eligible Participants

* Any employee or officer (including executive officers) of the Company, including any of its subsidiaries will be eligible for a stock option grant under the Plan if selected by the option committee. There are currently approximately 143 employees of the Company, including its subsidiaries who would be eligible for option grants under the Plan.

* Any consultant to the Company, including directors, will also be eligible to receive option grants under the Plan if authorized by the option committee.

Shares Authorized

     Prior to the amendment, there were 1,000,000 shares authorized, exclusive of specific options grants made in 1995 to purchase up to 21,250 shares, which are no longer outstanding. The proposed amendment will increase the authorized shares, exclusive of specific option grants, to 1,250,000 shares. There are currently outstanding options to purchase up to 970,000 shares. Option grants to officers, directors and nominees for directors are described under the caption entitled, "Security Ownership." Options to employees typically have vesting periods of three years in annual one-third installments and are exercisable for ten years. All options granted pursuant to the Plan were granted at the fair market value of common stock on the respective dates of grant. If any option grant expires or terminates, all shares which were not issued under the option grant will become available for additional awards under the Plan.

Types of Options

     The Plan was designed to permit the option committee to grant stock options that qualify as "incentive stock options" under Section 422 of the Internal Revenue Code or options that do not so qualify -- "non-incentive stock options."

     All options granted will be subject to the following:

* The exercise price must be paid at the time the option is exercised in either cash or other shares of common stock.

* The exercise price cannot be less than the fair market value of the common stock on the grant date.

* The option committee will determine the vesting schedule of options granted under the Plan and may also impose additional conditions on exercise, including performance goals.

* Options are not exercisable for at least six months after they are granted, and they cannot be exercised more than ten years after grant.

Federal Income Tax Consequences

     The following is a summary of the principal U.S. federal income tax consequences generally applicable to option grants under the Plan:

* The grant of an option is not expected to result in any taxable income for the recipient.

* The holder of an incentive stock option generally will have no taxable income upon exercising the incentive stock option if certain requirements are met. However, liability may arise for alternative minimum tax. We will not be entitled to a tax deduction when an incentive stock option is exercised.

* Upon exercise of a Non-incentive stock option, the holder will recognize ordinary income equal to the difference between the fair market value of shares of common stock acquired and the exercise price. We will be entitled to a tax deduction for the same amount.

* The tax consequences upon a sale of shares acquired in an exercise of an option will depend on how long the shares were held prior to sale, and upon whether such shares were acquired in the exercise of an incentive stock option or non-incentive stock option.

* If shares acquired upon exercise of an incentive stock options are held for at least one year after exercise and two years from the date that the incentive stock options were granted, the holder will recognize long-term capital gain or loss in an amount equal to the difference between the option exercise price and the sale price of shares. If the shares are not held for that period, gain on the sale of shares may be treated as ordinary income.

* Any gain realized upon the sale of shares acquired in the exercise of a non-incentive stock options for an amount greater than their fair market value on the date of exercise, will be capital gain and any loss will be capital loss. Generally, there will be no tax consequences to us in connection with the disposition of shares acquired in the exercise of an option, except that we may be entitled to a tax deduction in the case of a sale of incentive stock option shares before the holding periods described above have been satisfied.

Adjustments

     Certain corporate transactions or events such as stock splits, recapitalizations, spin-offs, mergers, etc., may directly affect the number of outstanding shares and/or the value of the outstanding common stock. If such transactions occur, the option committee may adjust the number of shares that may be granted under the Plan, as well as the limits on individual option grants. The option committee may adjust the number of shares and the exercise price under outstanding options, and may make other adjustments, which are thought to be in our best interests.

Transferability

     Options granted under the Plan may not be transferred except:

* By will or the laws of descent and distribution; or * Pursuant to a qualified domestic relations order or the Employee Retirement Income Security Act.

Amendments

     The Board may amend or terminate the Plan at any time. No amendment, however, may:

*    Increase  the  number  of  shares   reserved  for  option  grants   without
     shareholder approval;

*    Impair the right of a holder under an option previously granted; or

*    Increase the benefits accruing to employees under the Plan.

Term

     The Plan will continue until February 28, 2005, unless abandoned or terminated at an earlier time.


                               SECURITY OWNERSHIP

     The following table sets forth, as of December 31, 2002, the ownership of our common stock held by:

     (1) Each person who owns of record or who is known by us to own beneficially more than 5% of such stock;

     (2)  Each of the directors and nominees for election as directors;

     (3)  Each of the current executive officers; and

     (4)  All of our directors and executive officers as a group.

     The number of shares and the percentage of the class beneficially owned by the persons named in the table and by all directors and executive officers as a group, includes, in addition to shares actually issued and outstanding, unissued shares which are subject to issuance upon exercise of certain options or warrants described in the notes of the table.


                                         Number of               Percentage
    Beneficial Owner                    Shares Owned             of Ownership
    ----------------                    ------------             ------------

  Apotex Foundation                        162,500(1)                  3.3%
150 Signet Dr.
Weston, Ontario, Canada
9M9 1T9

Bernard Sherman                            303,848(1)                  6.1%
150 Signet Dr.
Weston, Ontario, Canada
9M9 1T9

Shermfin Inc.                              141,349(1)                  2.8%
150 Signet Dr.
Weston, Ontario, Canada
9M9 1T9

                                         Number of               Percentage
    Beneficial Owner                    Shares Owned             of Ownership
    ----------------                    ------------             ------------

M.F. Florence                              172,012(1)(2)               3.4%
150 Signet Dr.
Weston, Ontario,
Canada  9M9 1T9

Cambridge Holdings, Ltd.                   662,031(3)                 13.2%
106 S. University, #14
Denver, CO  80209

F. Wayne Ballenger                          32,500(4)                  0.6%
3134 Meadway Drive
Houston, TX  77082

Gregory Pusey                              970,451(5)                 18.7%
106 S. University, #14
Denver, CO  80209

Pailla M. Reddy                          2,607,273(6)                 50.5%
255007 Williston Avenue
Floral Park, NY  11001

Jeffrey G. McGonegal                       202,363(7)                  4.0%
1905 West Valley Vista
Drive
Castle Rock, CO  80104

Randall D. Humphreys                       378,001(8)                  7.5%
9150 Glenwood
Overland Park, KS  66212

All Officers and                         4,362,600                    77.0%
Directors as a Group (6
Persons)

--------------------------------

(1) Mr. Sherman may be deemed a beneficial owner of the shares held by the Apotex Foundation due to his affiliations with the Apotex Foundation. Messrs. Sherman and Florence may be deemed beneficial owners of the shares held by Shermfin Corp. due to their affiliations with Shermfin Inc.

(2) Includes options to acquire (i) 1,250 shares of Common Stock at $28.00 per share,; (ii) 1,250 shares of Common Stock at $9.52 per share (iii) 1,915 shares of Common Stock at $8.50 per share, (iv) 3,750 shares at $11,36 per share, (v) 12,500 shares at $1.16 per share of which options to acquire 4,166 shares become exercisable in each of April 2003 and 2004, and (vi) 10,000 shares at $.46 per share which become exercisable in one-third annual installments commencing in September 2003.

(3)  Includes 50,000 shares which may be acquired by exercise of a warrant.

(4) Includes options to acquire (i) 1,250 shares of Common Stock at $28.00 per share, (ii) 1,250 shares of Common Stock at $11.00 per share, (iii) 6,250 shares of Common Stock at $11.36 per share, (iv) 12,500 shares at $1.16 per share of which options to acquire 4,166 shares become exercisable in each of April 2003 and 2004, and (v) 10,000 shares at $.46 per share which become exercisable in one-third annual installments commencing in September 2003.

(5) Includes 20,328 shares held by his wife, individually and as custodian for their minor children, 627,031 shares held by Cambridge Holdings, Ltd., a corporation in which he is a principal shareholder, 50,000 shares of common stock which may be acquired by Cambridge by exercise of a warrant, and options to acquire (i) 12,500 shares of Common Stock at $11.36 per share
     (ii) 62,500 shares of Common Stock at $1.16 per share of which options to acquire 20,833 shares of Common Stock become exercisable in each of April 2003 and 2004 and (iii) 75,000 shares of Common Stock at $.506 per share which become exercisable in one-third annual installments commencing in September 2003.

(6) Includes options to acquire (i) 75,000 shares of common stock at $1.16 per share, of which options to acquire 50,000 shares become exercisable in each of April 2003 and 2004 and (ii) 75,000 shares of Common Stock at $.506 per share which become exercisable in one-third annual installments commencing in September 2003.

(7) Includes 2,663 shares held in the name of McGonegal Family Partnership and options to acquire (i) 25,000 shares of Common Stock at $9.00 per share of which options to acquire 8,333 shares become exercisable in February 2003
     (ii) 25,000 shares at $2.25 per share of which options to acquire 8,333 shares become exercisable in November 2003, (iii) 50,000 shares of Common Stock at $1.16 per share of which options to acquire 16,666 shares of Common Stock become exercisable in each of April 2003 and 2004, and (iv) 75,000 shares of Common Stock at $.46 per share which become exercisable in one-third annual installments commencing in September 2003.

(8) Includes 320,501 shares of common stock held by Glenwood Capital Partners I, LP, a partnership in which he is the general partner, 35,000 shares of common stock which may be acquired by Glenwood by exercise of a warrant, options to acquire (i) 12,500 shares of common stock at $1.26 per share, of which options to acquire 4,166 shares become exercisable in each of August 2003 and 2004, and (ii) 10,000 shares of Common Stock at $.46 per share which become exercisable in one-third annual installments commencing in September 2003.

                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     A representative of our auditor for the fiscal year ended September 30, 2002, Grant Thornton LLP is not expected to be present at the annual meeting. Management has not made an appointment of auditors for the fiscal year ending September 30, 2003.

                STOCKHOLDER PROPOSALS FOR THE NEXT ANNUAL MEETING

     Any proposal to be presented at the next annual meeting of shareholders must be received by us, directed to the attention of the Secretary, no later than November 30, 2003 in order to be included in our proxy statement and form of proxy for that meeting.

                       WHERE YOU CAN FIND MORE INFORMATION

     A copy of our Annual Report on Form 10-K for the fiscal year ended September 30, 2002, has been enclosed with this proxy statement. An additional copy is available to each record and beneficial owner of our securities without charge upon written request to the Secretary at 106 S. University, #14, Denver, Colorado 80209

                                  OTHER MATTERS

     The Board of Directors knows of no business that will be presented at the annual meeting other than that described above. If any matters other than those referred to above should properly come before the annual meeting, the persons designated by the Board of Directors to serve as proxies intend to vote such proxies in accordance with their best business judgment.

                                              By Order of the Board of Directors

                                              /s/ Jeffrey G. McGonegal
                                              ------------------------
                                              Jeffrey G. McGonegal
                                              Secretary

January 8, 2003

                                    APPENDIX

                          ADVANCED NUTRACEUTICALS, INC.

                       1995 STOCK OPTION PLAN, AS AMENDED

     This Stock Option Plan (the "Plan") is adopted in consideration for services rendered and to be rendered to Advanced Nutraceuticals, Inc. and related companies.

     1. Definitions.
     ---------------
     The terms used in this Plan shall, unless otherwise indicated or required by the particular context, have the following meanings:

     Board:
     -----
     The Board of Directors of Advanced Nutraceuticals, Inc.

     Code:
     ----
     The Internal Revenue Code of 1986, as amended.

     Common Stock:
     ------------
     The $.01 par value Common Stock of Advanced Nutraceuticals, Inc.

     Company:
     --------
     Advanced Nutraceuticals, Inc., a corporation incorporated under the laws of Texas, and any successors in interest by merger, operation of law, assignment or purchase of all or substantially all of the property, assets or business of the Company.

     Consultant:
     -----------
     A Consultant is any person, including any advisor, engaged by the Company or any Related Company to render consulting services and who is compensated for such services.

     Continuous Status as an Employee or Consultant:
     -----------------------------------------------
     The employment by, or relationship as a Consultant with, the Company is not interrupted or terminated. The Board, at its sole discretion, may determine whether Continuous Status as an Employee or Consultant shall be considered interrupted due to personal or other mitigating circumstances.

     Date of Grant:
     -------------
     The date on which an Option is granted under the Plan.

     Employee:
     --------
     An Employee is an employee of the Company or any Related Company.

     Fair Market Value:
     ------------------
     The Fair Market Value of the Option Shares. Such Fair Market Value as of any date shall be reasonably determined by the Option Committee (see below); provided, however, that if there is a public market for the Common Stock, the Fair Market Value of the Option Shares as of any date shall be the officially quoted closing price, if available, through the National Association of Securities Dealers, Inc. or a stock exchange, or if no officially quoted closing price is available, the representative closing bid price, on the date in question. In the event there is no officially quoted closing price or bid price or the Common Stock is not traded publicly, the Fair Market Value of a share of Common Stock on any date shall be determined, in good faith, by the Board or the Option Committee after such consultation with outside legal, accounting and other experts as the Board or the Option Committee may deem advisable, and the Board or the Option Committee shall maintain a written record of its method of determining such value.

     Incentive Stock Options ("ISOs"):
     ---------------------------------
     "Incentive Stock Options" as that term is defined in Section 422A of the Code.

     Key Employee:
     -------------
     A person designated by the Option Committee who either is employed by the Company or a Related Company (see below) and upon whose judgment, initiative and efforts the Company or a Related Company is largely dependent for the successful conduct of its business; provided, however, that Key Employees shall not include those members of the Board who are not employees of the Company or a Related Company.

     Non-Incentive Stock Options ("Non-ISOs"):
     -----------------------------------------
     Options which are not intended to qualify as "Incentive Stock Options" under Section 422A of the Code.

     Option:
     -------
     The rights granted to an Employee or Consultant to purchase Common Stock pursuant to the terms and conditions of an Option Agreement (see below).

     Option Agreement:
     -----------------
     The written agreement (and any amendment or supplement thereto) between the Company and an Employee or Consultant designating the terms and conditions of an Option.

     Option Committee:
     -----------------
     The Plan shall be administered by an Option Committee composed of the Board or a committee, selected by the Board, consisting of two or more persons, each of whom is not an employee of the Corporation. The foregoing does not apply to Specific Option Grants.

     Option Shares:
     --------------
     The shares of Common Stock underlying an Option granted to an Employee or Consultant.

     Optionee:
     ---------
     An Employee or Consultant who has been granted an Option.


     Related Company:
     ----------------
     Any corporation that is a "parent corporation" or a "subsidiary corporation" with respect to the Company, as those terms are defined in Section 425 of the Code. The determination of whether a corporation is a Related Company shall be made without regard to whether the corporation or the relationship between the corporation and the Company now exists or comes into existence hereinafter.

     Specific Option Grants:
     -----------------------
     The specific grants of Options as provided in Section 9.

     2. Purpose and Scope.
        ------------------

          (a) The purpose of this Plan is to advance the interests of the Company and its stockholders by affording Employees and Consultants an opportunity for investment in the Company and the incentive advantages inherent in stock ownership in this Company.

          (b) This Plan authorizes the Option Committee to grant Options to purchase shares of Common Stock to Employees and Consultants selected by the Option Committee while considering criteria such as employment position or other relationship with the Company, duties and responsibilities, ability, productivity, length of service or association, morale, interest in the Company, recommendations by supervisors, and other matters.

     3. Administration of the Plan.
        ---------------------------
     The Plan shall be administered by the Option Committee. The Option Committee shall have the authority granted to it under this section and under each other section of the Plan.

     In accordance with and subject to the provisions of the Plan, the Option Committee shall select the Optionees, shall determine (i) the number of shares of Common Stock to be subject to each Option, (ii) the time at which each Option is to be granted, (iii) whether an Option shall be granted in exchange for the cancellation and termination of a previously granted option or options under the Plan or otherwise, (iv) the purchase price for the Option Shares, (v) the option period, and (vi) the manner in which the Option becomes exercisable. Provided, that, the number of shares of Common Stock to be subject to Options granted to an Optionee shall not exceed 300,000 in any fiscal year of the Company. In addition, the Option Committee shall fix such other terms of each Option as the Option Committee may deem necessary or desirable. The Option Committee shall determine the form of Option Agreement to evidence each Option.

     The Option Committee from time to time may adopt such rules and regulations for carrying out the purposes of the Plan as it may deem proper and in the best interests of the Company. The Option Committee shall keep minutes of its meetings and those minutes shall be distributed to every member of the Board.

     The Board may from time to time make such changes in and additions to the Plan as it may deem proper and in the best interest of the Company; provided, however, that no such change or addition shall impair any Option previously granted under the Plan, and that the approval by the affirmative votes of the holders of a majority of the Company's securities entitled to vote and represented at a meeting duly held in accordance with the applicable laws of the State of Texas, shall be required for any amendment which would:

          (a) modify the eligibility requirements for receiving Options under the Plan;

          (b) increase the benefits accruing to Employees under the Plan; or

          (c) increase the number of shares of Common Stock that may be issued under the Plan.

     All actions taken and all interpretations and determinations made by the Option Committee in good faith (including determinations of Fair Market Value) shall be final and binding upon all Employees, Consultants, the Company and all other interested persons. No member of the Option Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan, and all members of the Option Committee shall, in addition to rights they may have if Directors of the Company, be fully protected by the Company with respect to any such action, determination or interpretation.

     4. The Common Stock.
        -----------------
     In addition to the Specific Option Grants, the Board is authorized to appropriate, issue and sell for the purposes of the Plan, and the Option Committee is authorized to grant Options with respect to, a total number, not in excess of 1,250,000 shares of Common Stock, either treasury or authorized but unissued, or the number and kind of shares of stock or other securities which in accordance with Section 10 shall be substituted for the 1,250,000 shares or into which such 1,250,000 shares shall be adjusted. All or any unsold shares subject to an Option that for any reason expires or otherwise terminates may again be made subject to Options under the Plan.

     5. Eligibility.
        ------------
     Options which are intended to qualify as ISOs will be granted only to Key Employees. Key Employees and other Employees and Consultants may hold more than one Option under the Plan and may hold Options under the Plan and options granted pursuant to other plans or otherwise.

     6. Option Price.
        -------------
     The Option Committee shall determine the purchase price for the Option Shares, provided that the purchase price to be paid by Optionees for the Option Shares whether ISOs or non-ISOs, shall not be less than 100 percent of the Fair Market Value of the Option Shares on the Date of Grant. The purchase price for the Option Shares shall be a fixed, and cannot be a fluctuating, price.

     7. Duration and Exercise of Options.
        --------------------------------

          (a) The option period shall commence on the Date of Grant and shall be as set by the Option Committee, but not to exceed 10 years in length. No Option shall be exercised for the period of six months following the Date of Grant; provided, however, that this limitation shall not apply to the exercise of an Option pursuant to the terms of the relevant Option Agreement upon the Optionee's death.

          (b) During the lifetime of the Optionee, the Option shall be exercisable only by the Optionee; provided, that in the event of the legal disability of an Optionee, the guardian or personal representative of the Optionee may exercise the Option. However, if the Option is an ISO it may be exercised by the guardian or personal representative of the Optionee only if such guardian or personal representative obtains a ruling from the Internal Revenue Service or an opinion of counsel to the effect that neither the grant nor the exercise of such power is violative of the Code. Any opinion of counsel must be both from counsel and in a form acceptable to the Option Committee.

          (c) The Option Committee may determine whether any Option shall be exercisable as provided in Paragraph (a) of this Section 7 or whether the Options shall be exercisable in installments only; if the Option Committee determines the latter, it shall determine the number of installments and the percentage of the Option exercisable at each installment date. All such installments shall be cumulative.

          (d) In the event an  Optionee's  Continuous  Status as an  Employee or
     Consultant terminates because of the death or permanent and total disability of the Optionee, any Option held by the Optionee on the date of termination may be exercised within 90 days after the date of termination, but only to the extent that the Option was exercisable according to its terms on the date of termination. After such 90-day period, any unexercised portion of an Option shall expire.

          (e) Notwithstanding the provisions of Paragraph (d) of this Section 7, in the event an Optionee's Continuous Status as an Employee or Consultant terminates for any reason other than the Optionee's death or permanent and total disability, any unexercised portion of any Option held by the Optionee on the date of termination may be exercised within 30 days after the date of termination, but only to the extent that the Option was exercisable according to its terms on the date of termination. After such 30-day period, any unexercised portion of an Option shall expire.

          (f) Each Option shall be exercised in whole or in part by delivering to the office of the Treasurer of the Company written notice of the number of shares with respect to which the Option is to be exercised and by paying in full the purchase price for the Option Shares purchased as set forth in
     Section 8; provided, that an Option may not be exercised in part unless the purchase price for the Option Shares purchased is at least $2,000.

          (g) No Option may be exercised until the Plan is approved by the shareholders of the Company as provided in Section 16 below.

          (h) No Option Shares may be sold, transferred or otherwise disposed of within six months of the Date of Grant by any person who is subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") on the Date of Grant.

          (i) No Option Shares may be sold, transferred or otherwise disposed of within six months of the date of shareholder approval of the Plan by any person who is subject to the reporting requirements of Section 16(a) of the Exchange Act on the date of shareholder approval of the Plan.

     8. Payment for Option Shares.
        --------------------------
     If the purchase price of the Option Shares purchased by any Optionee at one time exceeds $2,000, the Option Committee may permit all or part of the purchase price for the Option Shares to be paid by delivery to the Company for cancellation shares of the Company's Common Stock previously owned by the Optionee with a Fair Market Value as of the date of payment equal to the portion of the purchase price for the Option Shares that the Optionee does not pay in cash. In the case of all other Option exercises, the purchase price shall be paid in cash or certified funds upon exercise of the Option.

     9. Specific Option Grants.
        -----------------------
     The Company hereby grants to the following Key Employees, Options to purchase the Option Shares set forth opposite their respective names below in this Section 9, and at Exercise Prices set forth opposite their respective names, such Options to be exercisable commencing six months from the date of Shareholder approval of this Plan, and to expire seven years from the date of Grant, unless earlier terminated in accordance with the provisions of this Plan:

         Name of Optionee         Number of Shares          Exercise Price
         ----------------         ----------------          --------------

         David P. Bertrand          16,000                     $2.25
         David P. Bertrand          16,000                     $2.70
         Jana Mitcham               14,000                     $2.25
         Jana Mitcham               14,000                     $2.70
         Ronnie Meaux                7,500                     $2.25
         Ronnie Meaux                7,500                     $2.70
         Gregory Pusey               5,000                     $2.25
         Gregory Pusey               5,000                     $2.70


     10. Change in Stock, Adjustments, Etc.
        -----------------------------------
     In the event that each of the outstanding shares of Common Stock (other than shares held by dissenting shareholders which are not changed or exchanged) should be changed into, or exchanged for, a different number or kind of shares of stock or other securities of the Company, or, if further changes or exchanges of any stock or other securities into which the Common Stock shall have been changed, or for which it shall have been exchanged, shall be made (whether by reason of merger, consolidation, reorganization, recapitalization, stock dividends, reclassification, split-up, combination of shares or otherwise), then there shall be substituted for each share of Common Stock that is subject to the Plan but not subject to an outstanding Option thereunder, the number and kind of shares of stock or other securities into which each outstanding share of Common Stock (other than shares held by dissenting shareholders which are not changed or exchanged) shall be so changed or for which each outstanding share of Common Stock (other than shares held by dissenting shareholders) shall be exchanged. Any securities so substituted shall be subject to similar successive adjustments.

     In the event of any such changes or exchanges, the Option Committee shall determine whether, in order to prevent dilution or enlargement of rights, an adjustment should be made in the number, or kind, or option price of the shares or other securities then subject to an Option or Options granted pursuant to the Plan and the Option Committee shall make any such adjustment, and such adjustments shall be made and shall be effective and binding for all purposes of the Plan.

     11. Relationship to Employment or Position.
        ----------------------------------------
     Nothing contained in the Plan, or in any Option granted pursuant to the Plan, shall confer upon any Optionee any right with respect to continuance of employment by the Company, as an Employee or as a Consultant or interfere in any way with the right of the Company to terminate the Optionee's employment as an Employee or position as a Consultant, at any time.

     12. Nontransferability of Option.
        ------------------------------
     No Option granted under the Plan shall be transferable by the Optionee, either voluntarily or involuntarily, except by will or the laws of descent and distribution, or except pursuant to a qualified domestic relations order as defined in the Code, the Employee Retirement Income Security Act, or rules promulgated thereunder. Except as provided in the preceding sentence, any attempt to transfer the Option shall void the Option.

     13. Rights as a Stockholder.
         ------------------------
     No person shall have any rights as a shareholder with respect to any share covered by an Option until that person shall become the holder of record of such share and, except as provided in Section 10, no adjustments shall be made for dividends or other distributions or other rights as to which there is an earlier record date.

     14. Securities Laws Requirements.
         -----------------------------
     No Option Shares shall be issued unless and until, in the opinion of the Company, any applicable registration requirements of the Securities Act of 1933, as amended, any applicable listing requirements of any securities exchange on which stock of the same class is then listed, and any other requirements of law or of any regulatory bodies having jurisdiction over such issuance and delivery, have been fully complied with. Each Option and each Option Share certificate may be imprinted with legends reflecting federal and state securities laws, restrictions and conditions, and the Company may comply therewith and issue "stop transfer" instructions to its transfer agent and registrar in good faith without liability.

     15. Disposition of Shares.
         ----------------------
     Each Optionee, as a condition of exercise, shall represent, warrant and agree, in a form of written certificate approved by the Company, as follows: (a) that all Option Shares are being acquired solely for his own account and not on behalf of any other person or entity; (b) that no Option Shares will be sold or otherwise distributed in violation of the Securities Act of 1933, as amended, or any other applicable federal or state securities laws; (c) that if he is subject to reporting requirements under Section 16(a) of the Exchange Act, he will (i) not violate Section 16(b) of the Exchange Act, (ii) furnish the Company with a copy of each Form 4 and Form 5 filed by him, and (iii) timely file all reports required under the federal securities laws; and (d) that he will report all sales of Option Shares to the Company in writing on a form prescribed by the Company.

     16. Effective Date of Plan; Termination Date of Plan.
         -------------------------------------------------
     Subject to the approval of the Plan by the affirmative vote of the holders of a majority of the Company's securities entitled to vote and represented at a meeting duly held in accordance with applicable law, the Plan shall be deemed effective as of March 3, 1995. The Plan shall terminate at midnight on February 28, 2005, except as to Options previously granted and outstanding under the Plan at that time. No Options shall be granted after the date on which the Plan terminates. The Plan may be abandoned or terminated at any earlier time by the Board, except with respect to any Options then outstanding under the Plan.

     17. Limitation on Amount of Option.
         -------------------------------
     To the extent that the aggregate Fair Market Value (determined at the Date of Grant) of Common Stock with respect to which ISOs are exercisable for the first time by any Optionee during any calendar year under all plans of the Company and Related Company exceeds $100,000, the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Non-ISOs.

     18. Ten Percent Shareholder Rule.
         -----------------------------
     With respect to ISO's, no Option may be granted to a Key Employee who, at the time the Option is granted, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or of any "parent corporation" or "subsidiary corporation", as those terms are defined in
Section 425 of the Code, unless at the time the Option is granted the purchase price for the Option Shares is at least 110 percent of the Fair Market Value of the Option Shares on the Date of Grant and such Option by its terms is not exercisable after the expiration of five years from the Date of Grant. For purposes of the preceding sentence, stock ownership shall be determined as provided in Section 425 of the Code.

     19. Withholding Taxes.
         ------------------
     The Company, or any Related Company, may take such steps as it may deem necessary or appropriate for the withholding of any taxes which the Company, or any Related Company, is required by any law or regulation or any governmental authority, whether federal, state or local, domestic or foreign, to withhold in connection with any Option including, but not limited to, the withholding of all or any portion of any payment or the withholding of issuance of Option Shares to be issued upon the exercise of any Option.

     20. Effect of Changes in Control and Certain Reorganizations.
         ---------------------------------------------------------

          (a) In the event of a Change in Control of the Company (as defined below), the Option Committee may, in its discretion, make any or all of the following adjustments: (i) provide that all Options granted pursuant to the Plan shall become exercisable immediately upon such Change in Control (or such other time as the Committee shall determine), subject to Section 17 with respect to ISOs; (ii) provide for the payment to an Optionee upon surrender of an Option (or portion thereof) of an amount in cash equal to the excess of (a) the higher of (I) the aggregate Fair Market Value of the Option Shares covered by such Option (or portion thereof) on the date of surrender or (II) the average price per share paid for the most highly priced one percent of the Common Stock acquired in connection with the Change in Control times the number of Option Shares covered by such Option (or portion thereof) over (b) the aggregate exercise price, except that in no event shall an Optionee have a right to receive with respect to any ISO an amount in excess of the Fair Market Value on the date of surrender of the total number of Option Shares with respect to which such Option is surrendered, less the exercise price which the Optionee would otherwise have been required to pay upon purchase of such Option Shares had he exercised the Option; (iii) make any other adjustments, or take such other action, as the Option Committee, in its discretion, shall deem appropriate. In the event that the Option Committee provides for the surrender of Options pursuant to clause (ii) above, to the extent any Option is surrendered, it shall be deemed to have been exercised for purposes of
     Section 4. For purposes of this Section 20, a "Change in Control" of the Company shall mean a change in control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Exchange Act, whether or not the Company is then subject to such reporting requirement; provided that, without limitation, a Change in Control shall be deemed to have occurred if (i) any individual, partnership, firm, corporation, association, trust, unincorporated organization or other entity, or any syndicate or group deemed to be a person under Section 14(d)(2) of the Exchange Act, is or becomes the

     "beneficial owner" (within the meaning of Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder), directly or indirectly, of securities of the Company representing 35% or more of the combined voting power of the Company's then outstanding securities entitled to vote in the election of directors of the Company; or (ii) during any period of two consecutive years (not including any period prior to the adoption of this Plan), individuals who at the beginning of such period constituted the Board and any new directors, whose appointment by the Board or nomination for election by the Company's shareholders was approved by a vote of at least a majority of the directors then still in office who either were directors at the beginning of the period or whose appointment or nomination for election was previously so approved, cease for any reason to constitute a majority thereof.

          (b) In the event that (i) the Company is merged or consolidated with another corporation, (ii) one person becomes the beneficial owner of all of the issued and outstanding equity securities of the Company (for purposes of this Section 20(b), the terms "person" and "beneficial owner" shall have the meanings assigned to them in Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder), (iii) a division or subsidiary of the Company is acquired by another corporation, person or entity, (iv) all or substantially all of the assets of the Company are acquired by another corporation, (v) the Company is reorganized, dissolved or liquidated (each such event in (i), (ii), (iii), (iv) or (v) being hereinafter referred to as a "Reorganization Event"), or (vi) the Board shall propose that the Company enter into a Reorganization Event, then the Option Committee may, in its sole discretion, make any or all of the following adjustments: (A) by written notice to each Optionee provide that such Optionee's Options shall be terminated or cancelled, unless exercised within thirty (30) days (or such other period as the Option Committee shall determine) after the date of such notice; (B) subject to Section 17 with respect to ISOs, advance the dates upon which any or all outstanding Options shall be exercised; (C) provide for the payment upon termination or cancellation of an Option of an amount in cash or securities equal to the excess, if any, of the Fair Market Value of the Option Shares subject to the Option at the time of such termination or cancellation over the exercise price of such Option; and (D) make any other adjustments, or take such other action, as the Option Committee, in its discretion, shall deem appropriate. Any action taken by the Option Committee may be made conditional upon the consummation of the applicable Reorganization Event.

     21. Other Provisions.
         -----------------

          (a) The use of a masculine gender in the Plan shall also include within its meaning the feminine, and the singular may include the plural, and the plural may include the singular, unless the context clearly indicates to the contrary.

          (b) Any expenses of administering the Plan shall be borne by the Company.

          (c) This Plan shall be construed to be in addition to any and all other compensation plans or programs. Neither the adoption of the Plan by the Board nor the submission of the Plan to the shareholders of the Company for approval shall be construed as creating any limitations on the power of authority of the Board to adopt such other additional incentive or other compensation arrangements as the Board may deem necessary or desirable.

          (d) The validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and the rights of any and all personnel having or claiming to have an interest therein or thereunder shall be governed by and determined exclusively and solely in accordance with the laws of the State of Texas.

                                                                      PROXY CARD

                          Advanced Nutraceuticals, Inc.

                    Proxy For Annual Meeting Of Shareholders

The undersigned hereby appoint Gregory Pusey and Jeffrey G. McGonegal, or either of them, as Proxies or __________________________ (shareholder may strike the Proxy Committee designated by management and insert the name and address of another person(s))with power of substitution to vote all the shares of the undersigned with all of the powers which the undersigned would possess if personally present at the Annual Meeting of the Shareholders of Advanced Nutraceuticals, Inc. (the "Company") to be held at 2:00 p.m. (local time) on February 24, 2003 at 1660 Lincoln Street, Suite 1900, Denver, Colorado, or any adjournment or postponement thereof, on the following matters:

1.   ELECTION OF DIRECTORS NOMINEES: F. Wayne Ballenger, M.F. Florence,  Randall
     D. Humphreys, Gregory Pusey and Pailla M. Reddy

         FOR all Nominees    ______         WITHHELD for all Nominees    ______

         FOR, except for the following Nominee(s):


     In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

2.   1995 STOCK OPTION PLAN, AS AMENDED

                   FOR                       AGAINST                    ABSTAIN
         ---------                  --------                  ---------

     Unless contrary instructions are given, the shares represented by this Proxy will be voted for the election of all nominees for directors. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ADVANCED NUTRACEUTICALS, INC. EVEN IF YOU PLAN TO ATTEND THE MEETING, PLEASE VOTE, DATE, SIGN AND RETURN THIS PROXY IN THE ACCOMPANYING ENVELOPE.

     Please sign exactly as shown on your stock certificate and on the envelope in which this Proxy was mailed. When signing as Partner, Officer, Trustee, etc., give full title as such and sign your own name as well. If stock is held jointly, each joint owner should sign.

Signature(s):
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Signature(s):
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Date:
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